Exhibit 99.2

SUPPLEMENTAL INFORMATION SECOND QUARTER 2020

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE AND SIX MONTHS ENDED JUNE 30, 2020

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	June 30, 2020	December 31, 2019
ASSETS

Cash and cash equivalents	$98,841	$62,786	(a)

Real estate facilities, at cost
Land	855,542	844,419
Buildings and improvements	2,220,562	2,203,308

	3,076,104	3,047,727
Accumulated depreciation	(1,201,821)	(1,158,489)

	1,874,283	1,889,238	(b)
Properties held for sale, net (1)	3,716	15,264
Land and building held for development, net	29,899	28,110

	1,907,898	1,932,612

Rent receivable	2,779	1,392	(c)
Deferred rent receivable (2)	36,204	32,993
Other assets	10,758	16,660	(d)

Total assets	$2,056,480	$2,046,443

LIABILITIES AND EQUITY

Accrued and other liabilities	$84,185	$84,632	(e)

Total liabilities	84,185	84,632

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	944,750
Common stock	274	274
Paid-in capital	735,129	736,986	(f)
Accumulated earnings	73,524	63,666	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,753,677	1,745,676
Noncontrolling interests	218,618	216,135

Total equity	1,972,295	1,961,811

Total liabilities and equity	$2,056,480	$2,046,443

See following page for additional detail related to the tickmarks shown in the table above.

(1)

Properties held for sale, net as of June 30, 2020 represents two industrial buildings totaling 40,000 square feet located in Redmond, Washington, which are subject to an eminent domain process. Properties held for sale, net as of December 31, 2019 represents the same two industrial buildings mentioned above along with a one single-tenant building totaling 113,000 square feet located in Montgomery County, Maryland, sold on January 7, 2020 for a gross sales price of $30.0 million.

(2)	As of June 30, 2020, included in deferred rent receivable are uncollected rent deferrals of $3.5 million.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2019			$62,786
	Net cash provided by operating activities			142,321
	Net cash used in investing activities			(5,190)
	Net cash used in financing activities			(101,076)

	Ending cash balance at June 30, 2020			$98,841

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2019			$1,889,238
	Acquisition of real estate			13,276
	Recurring capital improvements			4,788
	Tenant improvements, gross			7,865
	Capitalized lease commissions			3,336
	Nonrecurring capital improvements			213
	Depreciation and amortization of real estate facilities			(44,463)
	Transfer to properties held for sale			30

	Ending balance at June 30, 2020			$1,874,283

				Increase
(c)	Change in rent receivable	June 30, 2020	December 31, 2019	(Decrease)
	Non-government customers	$2,137	$597	$1,540
	U.S. Government customers	642	795	(153)

		$2,779	$1,392	$1,387

				Increase
(d)	Change in other assets	June 30, 2020	December 31, 2019	(Decrease)
	Lease intangible assets, net	$7,792	$9,973	$(2,181)
	Prepaid property taxes and insurance	701	2,572	(1,871)
	Other	2,265	4,115	(1,850)

		$10,758	$16,660	$(5,902)

				Increase
(e)	Change in accrued and other liabilities	June 30, 2020	December 31, 2019	(Decrease)
	Customer security deposits	$38,022	$39,118	$(1,096)
	Accrued property taxes	15,303	11,521	3,782
	Customer prepaid rent	13,390	14,519	(1,129)
	Lease intangible liabilities, net	6,731	8,541	(1,810)
	Other	10,739	10,933	(194)

		$84,185	$84,632	$(447)

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2019			$736,986
	Exercise of stock options			259
	Stock compensation expense, net			1,544
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(3,660)

	Ending paid-in capital at June 30, 2020			$735,129

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2019			$63,666
	Net income			91,624
	Distributions to preferred shareholders			(24,093)
	Distributions to common shareholders			(57,673)

	Ending accumulated earnings at June 30, 2020			$73,524

	For The Three Months		For the Six Months Ended
	Ended June 30,		Ended June 30,
	2020	2019	2020	2019
Rental income	$100,559	$107,782	$206,775	$215,607	(a)

Expenses:
Cost of operations	30,131	31,460	61,394	65,053	(b)
Depreciation and amortization	22,963	24,768	49,582	49,643
General and administrative	3,004	2,827	6,327	6,060	(c)

Total operating expenses	56,098	59,055	117,303	120,756

Interest and other income	225	764	782	1,382	(d)
Interest and other expense	(203)	(118)	(364)	(285)	(e)
Gain on sale of real estate facility	-	-	19,621	-

Net income	44,483	49,373	109,511	95,948
Allocation to noncontrolling interests	(6,795)	(7,623)	(17,887)	(14,650)

Net income allocable to PS Business Parks, Inc.	37,688	41,750	91,624	81,298
Allocation to preferred shareholders	(12,047)	(12,959)	(24,093)	(25,918)
Allocation to restricted stock unit holders	(119)	(212)	(394)	(480)

Net income allocable to common shareholders	$25,522	$28,579	$67,137	$54,900

Net income per common share
Basic	$0.93	$1.04	$2.44	$2.00
Diluted	$0.93	$1.04	$2.44	$2.00

Weighted average common shares outstanding
Basic	27,479	27,426	27,464	27,400
Diluted	27,560	27,532	27,557	27,505

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(a)	Rental income:	June 30, 2020	June 30, 2019	(Decrease)	June 30, 2020	June 30, 2019	(Decrease)
	Same Park (1) (2)	$90,140	$94,269	$(4,129)	$187,074	$188,255	$(1,181)
	Same Park non-cash rental income (1) (3)	2,517	525	1,992	3,318	1,143	2,175
	Non-Same Park (1) (2)	4,970	3,194	1,776	10,327	5,511	4,816
	Non-Same Park non-cash rental income (1) (3)	228	235	(7)	489	399	90
	Multifamily	2,488	2,475	13	5,048	4,973	75
	Rental income from assets sold
	and held for sale (4)	216	7,084	(6,868)	519	15,326	(14,807)

		$100,559	$107,782	$(7,223)	$206,775	$215,607	$(8,832)

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(b)	Cost of operations:	June 30, 2020	June 30, 2019	(Decrease)	June 30, 2020	June 30, 2019	(Decrease)
	Same Park (1)	$26,997	$26,683	$314	$55,131	$54,826	$305
	Same Park non-cash expense (1)(5)	248	264	(16)	503	540	(37)
	Non-Same Park (1)	1,821	1,024	797	3,603	2,167	1,436
	Non-Same Park non-cash expense (1)(5)	18	13	5	37	26	11
	Multifamily	1,002	1,002	-	2,018	2,073	(55)
	Expenses from assets sold and held for sale (4)	45	2,474	(2,429)	102	5,421	(5,319)

		$30,131	$31,460	$(1,329)	$61,394	$65,053	$(3,659)

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(c)	General and administrative expenses:	June 30, 2020	June 30, 2019	(Decrease)	June 30, 2020	June 30, 2019	(Decrease)
	Compensation expense	$1,424	$1,278	$146	$3,177	$2,961	$216
	Stock compensation expense	665	623	42	1,333	1,288	45
	Professional fees and other	915	926	(11)	1,817	1,811	6

		$3,004	$2,827	$177	$6,327	$6,060	$267

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(d)	Interest and other income:	June 30, 2020	June 30, 2019	(Decrease)	June 30, 2020	June 30, 2019	(Decrease)
	Management fee income	$63	$72	$(9)	$133	$150	$(17)
	Interest income	42	316	(274)	345	642	(297)
	Other income	120	376	(256)	304	590	(286)

		$225	$764	$(539)	$782	$1,382	$(600)

		For The Three Months Ended		Increase	For the Six Months Ended		Increase
(e)	Interest and other expense:	June 30, 2020	June 30, 2019	(Decrease)	June 30, 2020	June 30, 2019	(Decrease)
	Interest expense	$-	$-	$-	$-	$-	$-
	Credit facilities fees & other charges	(203)	(118)	(85)	(364)	(285)	(79)

		$(203)	$(118)	$(85)	$(364)	$(285)	$(79)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $4.5 million and $0 for the three and six months ended June 30, 2020 and 2019, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $96,000 and $1,000 for the three months ended June 30, 2020 and 2019, respectively, and $96,000 and $14,000 for the six months ended June 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $126,000 and $0 for the three and six months ended June 30, 2020 and 2019, respectively.

(3)

Non-cash rental income represents amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $2.3 million and $149,000 for the three months ended June 30, 2020 and 2019, respectively, and $2.3 million and $235,000 for the six months ended June 30, 2020 and 2019, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $114,000 and $0 for the three and six months ended June 30, 2020 and 2019, respectively.

(4)

Amounts for the three months ended June 30, 2020 include results related to two industrial buildings totaling 40,000 square feet reclassified to properties held for sale, net during the quarter ended June 30, 2020; amounts for the six months ended June 30, 2020 include the two industrial buildings totaling 40,000 square feet and a 113,000 square foot office building sold during January, 2020; amounts for the three and six months ended June 30, 2019 reflect the operating results of the two industrial buildings totaling 40,000 square feet, the 113,000 square foot office building sold during in 2020, and 1.3 million square feet of assets sold in October, 2019.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Total Portfolio (2)
Total rentable square footage at period end	27,482,000	26,787,000	2.6%	27,482,000	26,787,000	2.6%
Weighted average occupancy	91.7%	93.7%	(2.1%)	92.3%	93.9%	(1.7%)
Period end occupancy	91.8%	94.0%	(2.3%)	91.8%	94.0%	(2.3%)
Revenue per occupied sq. ft. (3) (4)	$15.54	$15.65	(0.7%)	$15.87	$15.55	2.1%
RevPAF (3) (4)	$14.24	$14.67	(2.9%)	$14.64	$14.60	0.3%

Same Park Portfolio (3)
Total rentable square footage at period end	25,656,000	25,656,000	-	25,656,000	25,656,000	-
Weighted average occupancy	92.4%	94.2%	(1.9%)	92.6%	94.5%	(2.0%)
Period end occupancy	93.0%	94.5%	(1.6%)	93.0%	94.5%	(1.6%)
Revenue per occupied sq. ft. (3) (4)	$15.64	$15.68	(0.3%)	$16.02	$15.63	2.5%
RevPAF (3) (4)	$14.45	$14.78	(2.2%)	$14.84	$14.76	0.5%

Non-Same Park Portfolio (3)
Total rentable square footage at period end	1,826,000	1,131,000	61.5%	1,826,000	1,131,000	61.5%
Weighted average occupancy	81.6%	82.0%	(0.5%)	87.4%	80.4%	8.7%
Period end occupancy	75.0%	83.3%	(10.0%)	75.0%	83.3%	(10.0%)
Revenue per occupied sq. ft. (3) (4)	$13.94	$14.98	(6.9%)	13.57	13.53	0.3%
RevPAF (3) (4)	$11.38	$12.28	(7.3%)	11.86	10.87	9.1%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Weighted average occupancy	91.7%	95.4%	(3.8%)	93.3%	95.2%	(2.0%)
Period end occupancy	90.6%	94.2%	(3.8%)	90.6%	94.2%	(3.8%)

(1)	Excludes assets sold or held for sale for the periods shown.

(2)	Operating metrics from our multifamily asset are excluded from total portfolio operating metrics.

(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, RevPAF, Same Park and Non-Same Park.

(4)

Included in the calculation of Total Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $296,000 and $780,000 for the three months ended June 30, 2020 and 2019, respectively, and $555,000 and $957,000 for the six months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.2 million and $343,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.2 million and $536,000 for the six months ended June 30, 2020 and 2019, respectively, and (c) deferred rent receivable write offs of $2.4 million and $149,000 for the three months ended June 30, 2020 and 2019, respectively, and $2.4 million and $235,000 for the six months ended June 30, 2020 and 2019, respectively. Included in the calculation of Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $257,000 and $780,000 for the three months ended June 30, 2020 and 2019, respectively, and $516,000 and $957,000 for the six months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively, and (c) deferred rent receivable write offs of $2.3 million and $149,000 for the three months ended June 30, 2020 and 2019, respectively, and $2.3 million and $235,000 for the six months ended June 30, 2020 and 2019, respectively. Included in the calculation of Non-Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $39,000 and $0 for the three and six months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $96,000 and $1,000 for the three months ended June 30, 2020 and 2019, respectively, and $96,000 and $14,000 for the six months ended June 30, 2020 and 2019, respectively, and (c) deferred rent receivable write offs of $114,000 and $0 for the three and six months ended June 30, 2020 and 2019, respectively.

NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Rental income
Same Park (1) (2) (3)	$92,657	$94,794	(2.3%)	$190,392	$189,398	0.5%
Non-Same Park (1)	5,198	3,429	51.6%	10,816	5,910	83.0%
Multifamily	2,488	2,475	0.5%	5,048	4,973	1.5%
Assets sold or held for sale	216	7,084	(97.0%)	519	15,326	(96.6%)

Total rental income	100,559	107,782	(6.7%)	206,775	215,607	(4.1%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	26,997	26,683	1.2%	55,131	54,826	0.6%
Non-Same Park (1)	1,821	1,024	77.8%	3,603	2,167	66.3%
Multifamily	1,002	1,002	0.0%	2,018	2,073	(2.7%)
Assets sold or held for sale	45	2,456	(98.2%)	102	5,386	(98.1%)

Total	29,865	31,165	(4.2%)	60,854	64,452	(5.6%)

Net operating income
Same Park (1)	65,660	68,111	(3.6%)	135,261	134,572	0.5%
Non-Same Park (1)	3,377	2,405	40.4%	7,213	3,743	92.7%
Multifamily	1,486	1,473	0.9%	3,030	2,900	4.5%
Assets sold or held for sale (7)	171	4,628	(96.3%)	417	9,940	(95.8%)

Total net operating income	$70,694	$76,617	(7.7%)	$145,921	$151,155	(3.5%)

CASH NET OPERATING INCOME

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$90,140	$94,269	(4.4%)	$187,074	$188,255	(0.6%)
Non-Same Park (1)	4,970	3,194	55.6%	10,327	5,511	87.4%
Multifamily	2,487	2,474	0.5%	5,046	4,971	1.5%
Assets sold or held for sale	216	6,914	(96.9%)	519	14,923	(96.5%)

Total cash rental income	97,813	106,851	(8.5%)	202,966	213,660	(5.0%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	26,997	26,683	1.2%	55,131	54,826	0.6%
Non-Same Park (1)	1,821	1,024	77.8%	3,603	2,167	66.3%
Multifamily	1,002	1,002	0.0%	2,018	2,073	(2.7%)
Assets sold or held for sale	45	2,456	(98.2%)	102	5,386	(98.1%)

Total adjusted cost of operations	29,865	31,165	(4.2%)	60,854	64,452	(5.6%)

Cash net operating income
Same Park (1)	63,143	67,586	(6.6%)	131,943	133,429	(1.1%)
Non-Same Park (1)	3,149	2,170	45.1%	6,724	3,344	101.1%
Multifamily	1,485	1,472	0.9%	3,028	2,898	4.5%
Assets sold or held for sale (7)	171	4,458	(96.2%)	417	9,537	(95.6%)

Total cash net operating income	$67,948	$75,686	(10.2%)	$142,112	$149,208	(4.8%)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Net income	$44,483	$49,373	(9.9%)	$109,511	$95,948	14.1%
Net interest (income) expense	94	(180)	152.2%	(72)	(370)	(80.5%)
Depreciation and amortization	22,963	24,768	(7.3%)	49,582	49,643	(0.1%)
Gain on sale of real estate facilities and development rights	-	-	-	(19,621)	-	100.0%

EBITDAre	$67,540	$73,961	(8.7%)	$139,400	$145,221	(4.0%)

(1)	Refer to page 27, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)

Same Park rental income and cash rental income include lease buyout income of $257,000 and $780,000 for the three months ended June 30, 2020 and 2019, respectively, and $516,000 and $957,000 for the six months ended June 30, 2020 and 2019, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively, and (b) deferred rent receivable write-offs of $2.3 million and $149,000 for the three months ended June 30, 2020 and 2019, respectively, and $2.3 million and $235,000 for the six months ended June 30, 2020 and 2019, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $4.5 million and $0 for the three and six months ended June 30, 2020 and 2019, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.

(6)	The table below details Same Park adjusted cost of operations:

	For The Three Months Ended June 30,			For the Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Cost of operations
Property taxes	$10,825	$10,057	7.6%	$21,599	$20,192	7.0%
Utilities	4,123	4,463	(7.6%)	9,236	9,362	(1.3%)
Repairs and maintenance	5,683	6,045	(6.0%)	11,080	11,551	(4.1%)
Snow removal	-	34	(100.0%)	78	1,033	(92.4%)
Payroll and other expenses	6,366	6,084	4.6%	13,138	12,688	3.5%

Total cost of operations	$26,997	$26,683	1.2%	$55,131	$54,826	0.6%

(7)

NOI from assets held for sale was $171,000 and $177,000 for the three months ended June 30, 2020 and 2019, respectively, and $364,000 and $352,000 for the six months ended June 30, 2020 and 2019, respectively. Cash NOI from assets held for sale was $171,000 and $175,000 for the three months ended June 30, 2020 and 2019, respectively, and $364,000 and $349,000 for the six months ended June 30, 2020 and 2019, respectively. The remainder of the three and six months NOI balances relate to assets that sold during 2019 and 2020.

	For the Three Months Ended
	June 30, 2020				June 30, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1) (2)
Northern California	$20,304	$2,097	$3,053	$25,454	$21,281	$2,428	$2,966	$26,675	(4.6%)
Southern California	7,711	4,346	201	12,258	8,693	4,648	185	13,526	(9.4%)
Dallas	2,694	5,253	—	7,947	3,146	5,442	—	8,588	(7.5%)
Austin	1,801	5,941	—	7,742	2,120	5,589	—	7,709	0.4%
Northern Virginia	1,749	5,855	9,387	16,991	1,751	6,202	10,237	18,190	(6.6%)
South Florida	9,779	445	25	10,249	10,167	470	26	10,663	(3.9%)
Seattle	2,816	1,616	161	4,593	2,486	1,528	182	4,196	9.5%
Suburban Maryland	983	—	3,923	4,906	1,105	—	3,617	4,722	3.9%

Total	47,837	25,553	16,750	90,140	50,749	26,307	17,213	94,269	(4.4%)

Adjusted cost of operations (1)
Northern California	4,599	690	763	6,052	4,377	631	778	5,786	4.6%
Southern California	2,098	1,169	82	3,349	2,210	1,204	77	3,491	(4.1%)
Dallas	978	2,218	—	3,196	950	1,976	—	2,926	9.2%
Austin	736	2,227	—	2,963	722	2,164	—	2,886	2.7%
Northern Virginia	505	1,830	3,412	5,747	462	1,701	3,741	5,904	(2.7%)
South Florida	2,819	124	17	2,960	2,819	146	37	3,002	(1.4%)
Seattle	741	381	49	1,171	584	389	50	1,023	14.5%
Suburban Maryland	318	—	1,241	1,559	319	—	1,346	1,665	(6.4%)

Total	12,794	8,639	5,564	26,997	12,443	8,211	6,029	26,683	1.2%

Cash NOI (1)
Northern California	15,705	1,407	2,290	19,402	16,904	1,797	2,188	20,889	(7.1%)
Southern California	5,613	3,177	119	8,909	6,483	3,444	108	10,035	(11.2%)
Dallas	1,716	3,035	—	4,751	2,196	3,466	—	5,662	(16.1%)
Austin	1,065	3,714	—	4,779	1,398	3,425	—	4,823	(0.9%)
Northern Virginia	1,244	4,025	5,975	11,244	1,289	4,501	6,496	12,286	(8.5%)
South Florida	6,960	321	8	7,289	7,348	324	(11)	7,661	(4.9%)
Seattle	2,075	1,235	112	3,422	1,902	1,139	132	3,173	7.8%
Suburban Maryland	665	—	2,682	3,347	786	—	2,271	3,057	9.5%

Total	$35,043	$16,914	$11,186	$63,143	$38,306	$18,096	$11,184	$67,586	(6.6%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.
(2)

Included in the calculation of Cash rental income is (a) lease buyout income of $257,000 and $780,000 for the three months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively. Cash rental income does not include deferred or abated rental income, which totaled $4.5 million and $0 for the three months ended June 30, 2020 and 2019, respectively.

	For the Six Months Ended
	June 30, 2020				June 30, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1) (2)
Northern California	$41,344	$4,676	$6,180	$52,200	$41,833	$4,895	$5,958	$52,686	(0.9%)
Southern California	16,714	9,244	388	26,346	17,484	9,286	368	27,138	(2.9%)
Dallas	5,862	10,683	—	16,545	6,196	10,572	—	16,768	(1.3%)
Austin	3,985	12,041	—	16,026	4,181	10,997	—	15,178	5.6%
Northern Virginia	3,687	11,923	19,359	34,969	3,544	12,528	20,819	36,891	(5.2%)
South Florida	20,387	947	57	21,391	20,610	926	26	21,562	(0.8%)
Seattle	5,820	3,351	347	9,518	4,935	3,130	363	8,428	12.9%
Suburban Maryland	2,025	—	8,054	10,079	2,299	—	7,305	9,604	4.9%

Total	99,824	52,865	34,385	187,074	101,082	52,334	34,839	188,255	(0.6%)

Adjusted cost of operations (1)
Northern California	9,336	1,338	1,544	12,218	8,972	1,310	1,548	11,830	3.3%
Southern California	4,397	2,522	155	7,074	4,437	2,455	145	7,037	0.5%
Dallas	1,989	4,252	—	6,241	1,897	3,941	—	5,838	6.9%
Austin	1,481	4,441	—	5,922	1,440	4,170	—	5,610	5.6%
Northern Virginia	1,035	3,652	7,277	11,964	1,079	3,727	8,180	12,986	(7.9%)
South Florida	5,663	258	31	5,952	5,530	296	59	5,885	1.1%
Seattle	1,544	801	103	2,448	1,169	756	99	2,024	20.9%
Suburban Maryland	669	—	2,643	3,312	700	—	2,916	3,616	(8.4%)

Total	26,114	17,264	11,753	55,131	25,224	16,655	12,947	54,826	0.6%

Cash NOI (1)
Northern California	32,008	3,338	4,636	39,982	32,861	3,585	4,410	40,856	(2.1%)
Southern California	12,317	6,722	233	19,272	13,047	6,831	223	20,101	(4.1%)
Dallas	3,873	6,431	—	10,304	4,299	6,631	—	10,930	(5.7%)
Austin	2,504	7,600	—	10,104	2,741	6,827	—	9,568	5.6%
Northern Virginia	2,652	8,271	12,082	23,005	2,465	8,801	12,639	23,905	(3.8%)
South Florida	14,724	689	26	15,439	15,080	630	(33)	15,677	(1.5%)
Seattle	4,276	2,550	244	7,070	3,766	2,374	264	6,404	10.4%
Suburban Maryland	1,356	—	5,411	6,767	1,599	—	4,389	5,988	13.0%

Total	$73,710	$35,601	$22,632	$131,943	$75,858	$35,679	$21,892	$133,429	(1.1%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.
(2)

Included in the calculation of Cash rental income is (a) lease buyout income of $516,000 and $957,000 for the six months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively. Cash rental income does not include deferred or abated rental income, which totaled $4.5 million and $0 for the six months ended June 30, 2020 and 2019, respectively.

	For the Six Months Ended June 30,
			Cost per Weighted Average Square Foot
	2020	2019	2020	2019
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$4,732	$3,358	$0.18	$0.13
Tenant improvements	7,487	7,369	0.29	0.29
Lease commissions	3,303	2,973	0.13	0.12

Total Same Park recurring capital expenditures	15,522	13,700	$0.60	$0.54

Non-Same Park
Capital improvements	56	54	$0.03	$0.05
Tenant improvements	198	1,092	0.11	1.01
Lease commissions	33	171	0.02	0.16

Total Non-Same Park recurring capital expenditures	287	1,317	$0.16	$1.22

Total recurring capital expenditures	15,809	15,017	$0.57	$0.57
Assets sold or held for sale recurring capital expenditures	16	531

Total commercial recurring capital expenditures	15,825	15,548
Non-recurring property renovations (1)	213	1,955

Multifamily capital expenditures	—	—

Total capital expenditures	$16,038	$17,503

Same Park recurring capital expenditures as a percentage of NOI	11.5%	10.2%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income allocable to common shareholders	$25,522	$28,579	$67,137	$54,900
Adjustments
Gain on sale of real estate facility	-	-	(19,621)	-
Depreciation and amortization	22,963	24,768	49,582	49,643
Net income allocable to noncontrolling interests	6,795	7,623	17,887	14,650
Net income allocable to restricted stock unit holders	119	212	394	480
FFO allocated to joint venture partner	(38)	(37)	(81)	(66)

FFO allocable to diluted common shares and units (1)	55,361	61,145	115,298	119,607

Core FFO allocable to diluted common shares and units (1)	55,361	61,145	115,298	119,607
Adjustments
Recurring capital improvements	(3,565)	(2,342)	(4,788)	(3,412)
Tenant improvements	(4,155)	(4,937)	(7,685)	(8,461)
Capitalized lease commissions	(1,254)	(1,305)	(3,336)	(3,144)
Total recurring capital expenditures for assets sold or held for sale	-	(277)	(16)	(531)
Amortization of deferred rent receivable	(2,513)	(652)	(3,281)	(1,309)
In-place lease adjustment	(71)	4	(137)	25
Tenant improvement reimbursement amortization, net of lease incentive amortization	(162)	(284)	(392)	(663)
Stock compensation expense	931	918	1,873	1,889
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(5)	(6)	(3,660)	(5,500)

FAD allocable to diluted common shares and units (1)	44,567	52,264	93,876	98,501
Distributions to common shareholders	(28,856)	(28,801)	(57,673)	(57,538)
Distributions to noncontrolling interests - common units	(7,670)	(7,670)	(15,341)	(15,341)
Distributions to restricted stock unit holders	(147)	(212)	(329)	(480)
Distributions to noncontrolling interests - joint venture	(25)	(45)	(63)	(45)

Free cash available after fixed charges	7,869	15,536	20,470	25,097
Non-recurring property renovations (1)	(120)	(1,091)	(213)	(1,955)
Investment in multifamily redevelopment	(1,248)	(568)	(2,123)	(993)
Investment in industrial development	(2,435)	-	(2,872)	-

Retained cash (1)	$4,066	$13,877	$15,262	$22,149

Weighted average outstanding
Common shares	27,479	27,426	27,464	27,400
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	43	109	65	132
Common share equivalents	81	106	93	105

Total diluted common shares and units	34,908	34,946	34,927	34,942

FFO per share	$1.59	$1.75	$3.30	$3.42
Core FFO per share	$1.59	$1.75	$3.30	$3.42
FAD distribution payout ratio (2)	82.3%	70.3%	78.2%	74.5%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of June 30, 2020			As of December 31, 2019
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	3.4%		189,750	2.8%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	4.1%		230,000	3.5%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.6%		200,000	3.0%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.9%		325,000	4.9%

Total preferred equity	944,750	17.0%	5.10%	944,750	14.2%	5.10%

Total debt and preferred equity	944,750	17.0%	5.10%	944,750	14.2%	5.10%

Common stock (27,481,486 and 27,440,953 shares outstanding as of June 30, 2020 and December 31, 2019, respectively) (1)	3,638,549	65.6%		4,524,190	67.8%
Common operating partnership units (7,305,355 units outstanding as of June 30, 2020 and December 31,2019) (1)	967,229	17.4%		1,204,434	18.0%

Total common equity (1)	4,605,778	83.0%		5,728,624	85.8%

Total market capitalization	$5,550,528	100.0%		$6,673,374	100.0%

	For the six months ended June 30, 2020			For the year ended December 31, 2019
Interest expense and related expenses (2)	$273			$611
Preferred distributions	24,093			54,346

Total fixed charges and preferred distributions	$24,366			$54,957

Ratio of EBITDAre to fixed charges and preferred distributions	5.7x			5.3x
Ratio of FFO to fixed charges and preferred distributions (3)	5.7x			5.3x
Ratio of Debt and Preferred Equity to EBITDAre (4)	3.4x			3.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on June 30, 2020 and December 31, 2019 were $132.40 and $164.87, respectively.

(2)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(3)	Ratio of FFO to fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by fixed charges and preferred distributions.
(4)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of June 30, 2020 is calculated using annualized EBITDAre for the six months ended June 30, 2020.

Industry Concentration as of June 30, 2020 (1) (2)

			Percentage of
			Total Rental Income
Business services			19.2%
Warehouse, distribution, transportation and logistics			12.2%
Computer hardware, software and related services			11.5%
Retail, food, and automotive			9.2%
Health services			8.0%
Engineering and construction			7.8%
Government			6.3%
Insurance and financial services			3.2%
Electronics			3.1%
Home furnishings			2.6%
Communications			1.9%
Aerospace/defense products and services			1.6%
Educational services			1.0%
Other			12.4%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of June 30, 2020 (1)

	Square Footage	Annualized	Percentage of Total
Customer		Rental Income (3)	Annualized Rental Income

US Government	521,000	$13,594	3.3%
Luminex Corporation	199,000	4,364	1.1%
KZ Kitchen Cabinet & Stone	222,000	3,160	0.8%
ECS Federal, LLC	133,000	2,975	0.7%
Amazon Inc.	213,000	2,751	0.7%
Lockheed Martin Corporation	124,000	2,586	0.6%
CentralColo, LLC	96,000	2,342	0.6%
Applied Materials, Inc.	162,000	2,342	0.6%
Carbel, LLC	236,000	2,223	0.5%
Costco	180,000	1,948	0.5%

Total	2,086,000	$38,285	9.4%

Tenant Composition as of June 30, 2020 (1)

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenant Portfolio (4)		1,370	12,747
Small Tenant Portfolio (5)		3,627	2,153

Total Portfolio		4,997	5,057

(1)	Excludes assets held for sale as of June 30, 2020.
(2)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(3)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from July 1, 2020 through the respective date of expiration.
(4)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(5)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Annualized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Six Months Ended
	Ended June 30,			Ended June 30,
Region	2020	2019	% Change	2020	2019	% Change

Northern California	$16.12	$15.44	4.4%	$16.24	$15.17	7.1%
Southern California	$16.21	$17.43	(7.0%)	$17.27	$17.38	(0.6%)
Dallas	$12.58	$12.96	(2.9%)	$12.95	$12.72	1.8%
Austin	$17.67	$17.38	1.7%	$17.71	$17.26	2.6%
Northern Virginia	$19.15	$19.69	(2.7%)	$19.67	$20.12	(2.2%)
South Florida	$11.53	$11.74	(1.8%)	$11.91	$11.72	1.6%
Seattle	$14.12	$13.04	8.3%	$14.37	$12.98	10.7%
Suburban Maryland	$18.63	$18.99	(1.9%)	$19.16	$19.40	(1.2%)
Total	$15.64	$15.68	(0.3%)	$16.02	$15.63	2.5%

Annualized Revenue per Available Foot (RevPAF) (1) (2)
	For the Three Months			For the Six Months Ended
	Ended June 30,			Ended June 30,
Region	2020	2019	% Change	2020	2019	% Change

Northern California	$14.66	$14.79	(0.9%)	$14.80	$14.59	1.4%
Southern California	$15.45	$16.50	(6.4%)	$16.40	$16.54	(0.8%)
Dallas	$11.29	$12.03	(6.2%)	$11.66	$11.78	(1.0%)
Austin	$16.61	$15.87	4.7%	$16.78	$15.70	6.9%
Northern Virginia	$17.77	$18.65	(4.7%)	$18.19	$18.96	(4.1%)
South Florida	$10.66	$11.10	(4.0%)	$11.10	$11.18	(0.7%)
Seattle	$13.75	$12.38	11.1%	$14.11	$12.39	13.9%
Suburban Maryland	$16.70	$16.88	(1.1%)	$17.34	$17.26	0.5%
Total	$14.45	$14.78	(2.2%)	$14.84	$14.76	0.5%

Annualized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Six Months Ended
	Ended June 30,			Ended June 30,

Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$13.09	$13.06	0.2%	$13.43	$12.91	4.0%
Flex	$18.53	$18.54	(0.1%)	$18.92	$18.57	1.9%
Office	$23.46	$24.20	(3.1%)	$24.01	$24.66	(2.6%)
Total	$15.64	$15.68	(0.3%)	$16.02	$15.63	2.5%

Annualized Revenue per Available Foot (RevPAF) (1) (2)
	For the Three Months			For the Six Months Ended
	Ended June 30,			Ended June 30,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$12.12	$12.43	(2.5%)	$12.47	$12.36	0.9%
Flex	$16.99	$17.14	(0.9%)	$17.48	$17.13	2.0%
Office	$21.66	$22.48	(3.6%)	$22.12	$22.77	(2.9%)
Total	$14.45	$14.78	(2.2%)	$14.84	$14.76	0.5%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Revenue per Occupied Square Foot and Revenue per Available Square Foot.
(2)

Included in the calculation of revenue per occupied square foot and RevPAF is (a) lease buyout income of $257,000 and $780,000 for the three months ended June 30, 2020 and 2019, respectively, and $516,000 and $957,000 for the six months ended June 30, 2020 and 2019, respectively, (b) accounts receivable write-offs of $1.1 million and $342,000 for the three months ended June 30, 2020 and 2019, respectively, and $1.1 million and $522,000 for the six months ended June 30, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $2.3 million and $149,000 for the three months ended June 30, 2020 and 2019, respectively, and $2.3 million and $235,000 for the six months ended June 30, 2020 and 2019, respectively.

(1)	Excludes assets held for sale as of June 30, 2020.

Rentable Square Footage of Same Park Properties by Product Type as of June 30, 2020 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.3%
South Florida	3,728	126	12	3,866	15.1%
Silicon Valley	3,094	367	-	3,461	13.5%
East Bay	3,297	53	-	3,350	13.1%
Dallas	1,300	1,587	-	2,887	11.2%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,052	270	28	1,350	5.3%
Suburban Maryland	394	-	751	1,145	4.5%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,426	6,098	3,132	25,656	100.0%

Percentage by Product Type	64.0%	23.8%	12.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2020 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.5%	94.0%	91.4%	92.8%
South Florida		92.7%	85.0%	100.0%	92.4%
Silicon Valley		96.5%	83.6%	-	95.1%
East Bay		86.4%	93.0%	-	86.5%
Dallas		92.5%	87.4%	-	89.7%
Austin		94.0%	93.9%	-	93.9%
Los Angeles County		96.1%	97.3%	99.2%	96.4%
Seattle		97.9%	96.3%	86.8%	97.4%
Suburban Maryland		82.0%	-	93.3%	89.4%
Orange County		93.2%	91.9%	-	93.1%
San Diego County		96.4%	95.6%	-	95.8%
Mid-Peninsula		-	86.4%	93.8%	92.2%
Total		92.6%	91.7%	92.2%	92.4%

Same Park Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2020 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.9%	94.3%	90.7%	92.5%
South Florida		93.4%	86.5%	100.0%	93.2%
Silicon Valley		96.4%	90.6%	-	95.8%
East Bay		86.1%	93.4%	-	86.2%
Dallas		92.5%	88.0%	-	90.0%
Austin		96.1%	93.9%	-	94.7%
Los Angeles County		95.0%	97.2%	99.1%	95.5%
Seattle		98.7%	96.8%	92.6%	98.2%
Suburban Maryland		83.4%	-	93.9%	90.3%
Orange County		93.4%	91.9%	-	93.2%
San Diego County		96.8%	95.7%	-	96.0%
Mid-Peninsula		-	86.2%	94.2%	92.5%
Total		92.8%	92.4%	92.0%	92.6%

(1)	Excludes assets held for sale as of June 30, 2020.

Rentable Square Footage of Same Park Properties by Size as of June 30, 2020 (1) (2)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	2,479	1,438	3,917
South Florida	3,107	759	3,866
Silicon Valley	2,835	626	3,461
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Austin	1,718	245	1,963
Los Angeles County	712	892	1,604
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	17,662	7,994	25,656

Percentage by Product Type	68.8%	31.2%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended June 30, 2020 (1) (2)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.9%	94.3%	92.8%
South Florida	92.2%	93.4%	92.4%
Silicon Valley	95.6%	93.3%	95.1%
East Bay	85.3%	98.8%	86.5%
Dallas	91.9%	86.3%	89.7%
Austin	94.5%	89.9%	93.9%
Los Angeles County	99.7%	93.7%	96.4%
Seattle	97.9%	96.2%	97.4%
Suburban Maryland	89.6%	89.2%	89.4%
Orange County	92.6%	93.8%	93.1%
San Diego County	-	95.8%	95.8%
Mid-Peninsula	-	92.2%	92.2%
Total	92.2%	92.7%	92.4%

Same Park Weighted Average Occupancy Rates by Size for the Six Months Ended June 30, 2020 (1) (2)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.4%	94.2%	92.5%
South Florida	93.3%	93.0%	93.2%
Silicon Valley	96.3%	93.4%	95.8%
East Bay	85.0%	98.9%	86.2%
Dallas	92.2%	86.5%	90.0%
Austin	95.5%	89.2%	94.7%
Los Angeles County	97.3%	94.1%	95.5%
Seattle	98.7%	96.9%	98.2%
Suburban Maryland	90.4%	90.1%	90.3%
Orange County	92.7%	93.9%	93.2%
San Diego County	-	96.0%	96.0%
Mid-Peninsula	-	92.5%	92.5%
Total	92.5%	92.8%	92.6%

(1)	Excludes assets held for sale as of June 30, 2020.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of June 30, 2020 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.1%
South Florida	3,728	126	12	3,866	14.1%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,300	1,587	-	2,887	10.5%
Los Angeles County	1,946	317	31	2,294	8.3%
Austin	755	1,208	-	1,963	7.1%
Seattle	1,052	270	28	1,350	4.9%
Suburban Maryland	394	-	751	1,145	4.2%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,173	6,177	3,132	27,482	100.0%

Percentage by Product Type	66.1%	22.5%	11.4%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended June 30, 2020 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		90.9%	94.0%	91.4%	92.0%
South Florida		92.7%	85.0%	100.0%	92.4%
Silicon Valley		96.5%	84.3%	-	95.0%
East Bay		86.4%	93.0%	-	86.5%
Dallas		92.5%	87.4%	-	89.7%
Los Angeles County		86.6%	97.3%	99.2%	88.3%
Austin		94.0%	93.9%	-	93.9%
Seattle		97.9%	96.3%	86.8%	97.4%
Suburban Maryland		82.0%	-	93.3%	89.4%
Orange County		93.2%	91.9%	-	93.1%
San Diego County		96.4%	95.6%	-	95.8%
Mid-Peninsula		-	86.4%	93.8%	92.2%
Total		91.6%	91.7%	92.2%	91.7%

Weighted Average Occupancy Rates by Product Type for the Six Months Ended June 30, 2020 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		90.8%	94.3%	90.7%	91.8%
South Florida		93.4%	86.5%	100.0%	93.2%
Silicon Valley		96.4%	90.5%	-	95.6%
East Bay		86.1%	93.4%	-	86.2%
Dallas		92.5%	88.0%	-	90.0%
Los Angeles County		91.2%	97.2%	99.1%	92.2%
Austin		96.1%	93.9%	-	94.7%
Seattle		98.7%	96.8%	92.6%	98.2%
Suburban Maryland		83.4%	-	93.9%	90.3%
Orange County		93.4%	91.9%	-	93.2%
San Diego County		96.8%	95.7%	-	96.0%
Mid-Peninsula		-	86.2%	94.2%	92.5%
Total		92.3%	92.4%	92.0%	92.3%

(1)	Excludes assets held for sale as of June 30, 2020.

Rentable Square Footage of Properties by Size as of June 30, 2020 (1) (2)

Markets	Large	Small	Total

Northern Virginia	3,399	1,575	4,974
South Florida	3,107	759	3,866
Silicon Valley	2,835	705	3,540
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Los Angeles County	1,255	1,039	2,294
Austin	1,718	245	1,963
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	19,125	8,357	27,482

Percentage by Product Type	69.6%	30.4%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended June 30, 2020 (1) (2)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	90.9%	94.3%	92.0%
South Florida	92.2%	93.4%	92.4%
Silicon Valley	95.6%	92.7%	95.0%
East Bay	85.3%	98.8%	86.5%
Dallas	91.9%	86.3%	89.7%
Los Angeles County	83.4%	94.2%	88.3%
Austin	94.5%	89.9%	93.9%
Seattle	97.9%	96.2%	97.4%
Suburban Maryland	89.6%	89.2%	89.4%
Orange County	92.6%	93.8%	93.1%
San Diego County	-	95.8%	95.8%
Mid-Peninsula	-	92.2%	92.2%
Total	91.2%	92.7%	91.7%

Weighted Average Occupancy Rates by Size for the Six Months Ended June 30, 2020 (1) (2)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	90.7%	94.2%	91.8%
South Florida	93.3%	93.0%	93.2%
Silicon Valley	96.3%	93.0%	95.6%
East Bay	85.0%	98.9%	86.2%
Dallas	92.2%	86.5%	90.0%
Los Angeles County	90.2%	94.5%	92.2%
Austin	95.5%	89.2%	94.7%
Seattle	98.7%	96.9%	98.2%
Suburban Maryland	90.4%	90.1%	90.3%
Orange County	92.7%	93.9%	93.2%
San Diego County	-	96.0%	96.0%
Mid-Peninsula	-	92.5%	92.5%
Total	92.0%	92.9%	92.3%

(1)	Excludes assets held for sale as of June 30, 2020.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Total Portfolio (1)
		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	% Total	Rental Income

2020	2,819	$49,347	11.2%	11.2%
2021	5,445	92,981	21.2%	21.2%
2022	5,265	93,722	21.3%	21.3%
2023	4,049	66,253	15.0%	15.0%
2024	2,832	50,297	11.4%	11.4%
Thereafter	4,895	87,796	19.9%	19.9%

Total	25,305	$440,396	100.0%	100.0%

Lease Expirations - Industrial (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Industrial	Rental Income

2020	1,797	$24,828	10.2%	5.6%
2021	3,355	48,345	19.8%	11.0%
2022	3,312	48,885	20.0%	11.1%
2023	2,906	40,725	16.7%	9.2%
2024	1,904	28,917	11.9%	6.6%
Thereafter	3,415	52,187	21.4%	11.8%

Total	16,689	$243,887	100.0%	55.3%

Lease Expirations - Flex
		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Flex	Rental Income

2020	638	$12,566	10.6%	2.9%
2021	1,473	29,179	24.8%	6.7%
2022	1,352	28,144	23.9%	6.4%
2023	629	12,451	10.6%	2.8%
2024	590	12,464	10.6%	2.8%
Thereafter	1,017	22,963	19.5%	5.2%

Total	5,699	$117,767	100.0%	26.8%

Lease Expirations - Office
		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Office	Rental Income

2020	384	$11,953	15.2%	2.7%
2021	617	15,457	19.6%	3.5%
2022	601	16,693	21.2%	3.8%
2023	514	13,077	16.6%	3.0%
2024	338	8,916	11.3%	2.0%
Thereafter	463	12,646	16.1%	2.9%

Total	2,917	$78,742	100.0%	17.9%

(1)	Excludes assets held for sale as of June 30, 2020.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. CA	Rental Income
2020	683	$15,253	12.5%	3.5%
2021	1,192	22,115	18.0%	5.0%
2022	1,135	20,021	16.3%	4.5%
2023	1,024	17,983	14.7%	4.1%
2024	838	14,606	11.9%	3.3%
Thereafter	1,960	32,644	26.6%	7.4%

Total	6,832	$122,622	100.0%	27.8%

Lease Expirations - Southern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. CA	Rental Income
2020	526	$9,453	14.2%	2.1%
2021	897	17,279	26.1%	3.9%
2022	1,068	19,646	29.6%	4.4%
2023	386	7,485	11.3%	1.7%
2024	311	6,616	10.0%	1.5%
Thereafter	312	5,836	8.8%	1.3%

Total	3,500	$66,315	100.0%	14.9%

Lease Expirations - Dallas

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Dallas	Rental Income
2020	348	$5,336	14.8%	1.2%
2021	756	9,983	27.7%	2.3%
2022	350	4,334	12.1%	1.0%
2023	467	5,527	15.4%	1.3%
2024	226	3,683	10.2%	0.9%
Thereafter	443	7,135	19.8%	1.6%

Total	2,590	$35,998	100.0%	8.3%

Lease Expirations - Austin

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Austin	Rental Income
2020	66	$1,326	3.8%	0.3%
2021	385	6,889	19.6%	1.6%
2022	398	7,281	20.7%	1.7%
2023	225	4,067	11.5%	0.9%
2024	209	4,403	12.5%	1.0%
Thereafter	558	11,245	31.9%	2.6%

Total	1,841	$35,211	100.0%	8.1%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern Virginia

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. VA	Rental Income
2020	492	$8,213	8.9%	1.9%
2021	979	18,104	19.6%	4.1%
2022	1,197	25,554	27.7%	5.8%
2023	561	11,410	12.3%	2.6%
2024	498	10,195	11.0%	2.3%
Thereafter	912	18,983	20.5%	4.3%

Total	4,639	$92,459	100.0%	21.0%

Lease Expirations - South Florida

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. FL	Rental Income
2020	403	$3,964	8.9%	0.9%
2021	824	10,410	23.5%	2.4%
2022	767	10,093	22.8%	2.3%
2023	753	9,428	21.2%	2.1%
2024	515	6,567	14.8%	1.5%
Thereafter	301	3,891	8.8%	0.9%

Total	3,563	$44,353	100.0%	10.1%

Lease Expirations - Suburban Maryland

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Sub. MD	Rental Income
2020	114	$3,336	14.5%	0.8%
2021	207	3,773	16.4%	0.9%
2022	145	2,923	12.7%	0.7%
2023	251	5,477	23.8%	1.2%
2024	106	2,379	10.3%	0.5%
Thereafter	218	5,122	22.3%	1.1%

Total	1,041	$23,010	100.0%	5.2%

Lease Expirations - Seattle (2)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Seattle	Rental Income
2020	187	$2,466	12.1%	0.5%
2021	205	4,428	21.7%	1.0%
2022	205	3,870	18.9%	0.9%
2023	382	4,876	23.9%	1.1%
2024	129	1,848	9.0%	0.4%
Thereafter	191	2,940	14.4%	0.7%

Total	1,299	$20,428	100.0%	4.6%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(2)	Excludes assets held for sale as of June 30, 2020.

Lease Expirations - Large Tenant Portfolio (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Large Tenant	Rental Income
2020	1,577	$25,134	9.0%	5.7%
2021	3,070	45,439	16.4%	10.4%
2022	3,356	54,642	19.7%	12.4%
2023	2,902	42,362	15.2%	9.6%
2024	2,303	37,947	13.7%	8.6%
Thereafter	4,268	72,257	26.0%	16.4%

Total	17,476	$277,781	100.0%	63.1%

Lease Expirations - Small Tenant Portfolio (3) (4)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Small Tenant	Rental Income
2020	1,242	$24,213	14.9%	5.5%
2021	2,375	47,542	29.2%	10.8%
2022	1,909	39,080	24.0%	8.9%
2023	1,147	23,891	14.7%	5.4%
2024	529	12,350	7.6%	2.8%
Thereafter	627	15,539	9.6%	3.5%

Total	7,829	$162,615	100.0%	36.9%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(4)	Excludes assets held for sale as of June 30, 2020.

	Total Portfolio Activity (1) (2)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction Costs		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		as a % of Rents (3)		Change (3)(4)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD

Northern Virginia	92.0%	91.8%	238,000	636,000	72.5%	75.7%	$3.68	$4.97	10.0%	10.1%	-5.1%	-0.9%

South Florida	92.4%	93.2%	370,000	549,000	56.2%	54.1%	$0.74	$1.00	2.9%	3.5%	-2.2%	1.0%

Silicon Valley	95.0%	95.6%	218,000	463,000	81.8%	76.4%	$2.28	$2.92	4.9%	4.0%	9.9%	14.0%

East Bay	86.5%	86.2%	302,000	401,000	87.8%	85.8%	$2.95	$2.55	8.0%	5.6%	22.5%	21.5%

Dallas	89.7%	90.0%	177,000	374,000	55.6%	56.2%	$2.47	$3.09	10.0%	11.6%	2.3%	3.0%

Suburban Maryland	89.4%	90.3%	36,000	84,000	52.3%	57.9%	$4.87	$7.59	8.8%	11.3%	-3.2%	0.9%

Austin	93.9%	94.7%	85,000	174,000	64.5%	63.3%	$3.75	$3.59	17.3%	10.8%	-4.7%	0.6%

Los Angeles	88.3%	92.2%	123,000	325,000	21.8%	36.3%	$1.14	$2.42	5.1%	7.4%	3.9%	10.6%

Seattle	97.4%	98.2%	54,000	316,000	56.0%	82.4%	$0.65	$0.78	1.7%	2.4%	4.5%	23.2%

Orange County	93.1%	93.2%	77,000	161,000	56.4%	56.9%	$3.74	$2.52	5.4%	4.6%	-7.4%	0.5%

San Diego	95.8%	96.0%	79,000	152,000	71.2%	68.1%	$1.50	$1.71	5.9%	5.7%	-5.1%	-0.7%

Mid-Peninsula	92.2%	92.5%	17,000	46,000	74.9%	81.2%	$-	$0.24	-	0.5%	1.2%	3.8%
Company Totals by Market	91.7%	92.3%	1,776,000	3,681,000	54.8%	62.9%	$2.28	$2.77	6.7%	6.5%	2.5%	6.3%

Industrial	91.6%	92.3%	1,179,000	2,451,000	49.9%	59.5%	$1.77	$1.86	5.6%	4.6%	4.4%	10.1%

Flex	91.7%	92.4%	477,000	907,000	67.9%	71.7%	$2.32	$3.79	7.2%	9.1%	1.2%	2.0%

Office	92.2%	92.0%	120,000	323,000	58.2%	64.5%	$7.08	$6.88	10.8%	10.8%	-6.0%	-0.3%
Company Totals by Type	91.7%	92.3%	1,776,000	3,681,000	54.8%	62.9%	$2.28	$2.77	6.7%	6.5%	2.5%	6.3%

(1)	Excludes assets held for sale as of June 30, 2020.
(2)	Average lease term for leases executed during the quarter- and year-to-date periods ended June 30, 2020 was 3.2 years and 3.5 years, respectively.
(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.
(4)	Average Net Effective Rent Growth for leases executed during the quarter- and year-to-date periods ended June 30, 2020 was 8.5% and 15.7%, respectively.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Average Net Effective Rent Growth – Average net effective rent growth represents the percentage change in net effective rent between the original leases and the current leases. Net effective rent represents average annual rental payments, on a straight-line basis for the term of each lease excluding operating expense reimbursements.

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2018.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Revenue per Available Square Foot (RevPAF) – RevPAF is computed by dividing rental income for the period by weighted average available square feet for the same period. RevPAF for the three and six month periods is annualized.

Revenue per Occupied Square Foot – Revenue per occupied square foot is computed by dividing rental income for the period by weighted average occupied square feet for the same period. Revenue per occupied square foot for the three and six month periods is annualized.

Same Park – Same Park includes assets acquired prior to January 1, 2018.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.